                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                          PENINSULA GAMING COMPANY, LLC
                                       AND
                             PENINSULA GAMING CORP.

                                OFFER TO EXCHANGE

                            UP TO $71,000,000 OF OUR
                 SERIES B 12 1/4% SENIOR SECURED NOTES DUE 2006
                           FOR ALL OF OUR OUTSTANDING
                 SERIES A 12 1/4% SENIOR SECURED NOTES DUE 2006

                     PURSUANT TO THE PROSPECTUS DATED , 1999


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 1999 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS
EXTENDED TO A DATE NOT LATER THAN             , 1999. TENDERS OF OLD NOTES
MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                       FIRSTAR BANK, N.A., EXCHANGE AGENT

                       BY MAIL, HAND OR OVERNIGHT COURIER:

                               Firstar Bank, N.A.
                              101 East Fifth Street
                            St. Paul, Minnesota 55101

                           BY FACSIMILE TRANSMISSION:
                                 (651) 229-6415

                              CONFIRM BY TELEPHONE:
                                 (651) 229-2600


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE WITH CONFIRMATION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated _______, 1999, of Peninsula Gaming Company, LLC, a Delaware limited liability company, and its wholly-owned subsidiary, Peninsula Gaming Corp., a Delaware corporation (collectively, the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange $71,000,000 aggregate principal amount of its Series B 12 1/4% Senior Secured Notes due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for $71,000,000 aggregate principal amount of its outstanding Series A 12 1/4% Senior Secured Notes due 2006 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

         This Letter of Transmittal is to be used by Holders (as defined below) if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Old Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

         Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in authorized denominations of $1,000.


                                               DESCRIPTION OF OLD NOTES
                                                                   CERTIFICATE                     AGGREGATE
                                                                   NUMBER(S)*                      PRINCIPAL
                                                                 (ATTACH SIGNED                     AMOUNT
           NAMES AND ADDRESS(ES) OF HOLDER(S)                        LIST IF                   TENDERED (IF LESS
               (PLEASE FILL IN, IF BLANK)                          NECESSARY)                     THAN ALL)**
--------------------------------------------------------- -----------------------------  -----------------------------

                                                          -----------------------------  -----------------------------

                                                          -----------------------------  -----------------------------

                                                          -----------------------------  -----------------------------

                                                          -----------------------------  -----------------------------

                                                          -----------------------------  -----------------------------

                                                          -----------------------------  -----------------------------
TOTAL PRINCIPAL AMOUNT OF NOTES TENDERED
--------------------------------------------------------- -----------------------------  -----------------------------

*    Need not be completed by Holders tendering by book-entry transfer.
**   Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.
----------------------------------------------------------------------------------------------------------------------


/_/ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:


Name of Tendering Institution:
                               ------------------------------------------------

DTC Book-Entry Account:
                       ---------------------------------------------------------

Transaction Code No.:

                       ---------------------------------------------------------

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the Guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

/_/ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Notes:

     Window Ticket No. (if any):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Eligible Institution that Guaranteed Delivery:

     DTC Book-Entry Account No.:

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:

     Transaction Code No.:

/_/ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           ---------------------------------------------------------------------

     Address:
              ------------------------------------------------------------------


              ------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by a holder thereof (other than (i) a broker-dealer that purchased such Old Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned represents that (i) any New Notes received by such Holder will be acquired in the ordinary course of its business, (ii) such Holder will not participate and will have no arrangements or understanding with any person to participate in the distribution of the Old or New Notes within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company, or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the New Notes and (v) if such Holder is a broker-dealer, it will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
          OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)


     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.


x                                                         Date:
  ----------------------------------------------------          --------------------------------------------------
x                                                         Date:
  ----------------------------------------------------          --------------------------------------------------
  Signature(s) of Holder(s) or Authorized Signatory

Name(s):                                                  Address:
         ---------------------------------------------            ------------------------------------------------

         ---------------------------------------------            ------------------------------------------------
                   (Please Print)                                     (Including Zip Code)

Capacity(ies):                                            Area Code and Telephone No.:
              ----------------------------------------                                -----------------------------

Social Security No(s).:
                       -------------------------------


                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Finn)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)


--------------------------------------------------------------------------------
                                     (Title)

Date:
     ----------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS


---------------------------------------------------------------------------------------------------------------------------------
                           PAYOR'S NAME: PENINSULA GAMING COMPANY, LLC
---------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                             PART 1--PLEASE PROVIDE YOUR                         Social Security Number
FORM W-9                               TIN IN THE BOX AT RIGHT AND                                  or
                                       CERTIFY BY SIGNING AND                         Employer Identification Number
                                       DATING BELOW                                       _______________________
---------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY             PART 2--Check the box if you are NOT subject to back-up withholding under the
INTERNAL REVENUE SERVICE               provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because

PAYOR'S REQUEST FOR                    (1)  you have not been notified that you are subject to back-up withholding as a result
TAXPAYER IDENTIFICATION                     of failure to report all interest or dividends,
NUMBER (TIN)                           (2)  the Internal Revenue Service has notified you that you are no longer subject to back-up withholding or
                                       (3)  you are exempt. /_/

                                      CERTIFICATE--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                                      THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
                                      COMPLETE.

---------------------------------------------------------------------------------------------------------------------------------

                                      SIGNATURE                                          PART 3--
                                                --------------------------------
               SIGN HERE  ->


                                      DATE                                            Check if Awaiting TIN /_/
                                          --------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

        To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)


Address:
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    ZIP CODE


--------------------------------------------------------------------------------
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)


                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

        To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)


Address:
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    ZIP CODE


--------------------------------------------------------------------------------
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


----------------------------------------------------------------
                                    GIVE THE
                                    SOCIAL SECURITY
  FOR THIS TYPE OF ACCOUNT:         NUMBER OF --
----------------------------------------------------------------
  1. An individual's account        The individual

  2. Two or more individuals        The actual owner of the
     (joint account)                account or, if combined
                                    funds, any one of the
                                    individuals(1)




  3. Husband and wife (joint        The actual owner of the
     account)                       account or, if joint funds,
                                    either person(1)

  4. Custodian account of a         The minor (2)
     minor (Uniform Gift to
     Minors Act)

  5. Adult and minor (joint         The adult or, if the
     account)                       minor is the only
                                    contributor, the minor(1)

  6. Account in the name of         The ward, minor, or
     guardian or committee          incompetent person (3)
     for a designated ward.
     minor, or incompetent
     person

  7. a. The usual revocable         The grantor-trustee (1)
        savings trust account
        (grantor is also
        trustee)

     b. So-called trust             The actual owner (1)
        account that is not a
        legal or valid trust
        under State law





----------------------------------------------------------------
                                    GIVE THE
                                    SOCIAL SECURITY
  FOR THIS TYPE OF ACCOUNT:         NUMBER OF --
----------------------------------------------------------------
  8. Sole proprietorship            The owner (4)
     account
  9. A valid trust, estate, or      The legal entity (Do not
     pension trust                  furnish the identifying
                                    number of the personal
                                    representative or trustee
                                    unless the legal entity
                                    itself is not designated
                                    in the account title.)") (5)

  10. Corporate account             The corporation



  11. Religious, charitable, or     The organization
      educational organization
      account

  12. Partnership account held in   The partnership
      the name of the business


  13. Association, club or other    The organization
      tax-exempt organization




  14. A broker or registered        The broker or nominee
      nominee



  15. Account with the              The public entity
      Department of Agriculture
      in the name of a public
      entity (such as a State or
      local government. school
      district, or prison) that
      receives agricultural
      program payments


(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.
NOTE: If no name is circled when there is more than one name. the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

-    A corporation.
-    A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement plan.
-    The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-    An international organization or any agency or instrumentality thereof.
- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
-    A real estate investment trust.
-    A common trust fund operated by a bank under section 584(a).
-    An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(I).
-    An entity registered at all times under the Investment Company Act of 1940.
-    A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
-    Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
- Payments of patronage dividends where the amount renewed is not paid in money.
-    Payments made by certain foreign organizations.
-    Payments made to a nominee.

     Payments of interest not generally subject to backup withholding include the following:
-    Payments of interest on obligations issued by individuals.
     NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under section 852).
-    Payments described in section 6049(b)(5) to non-resident aliens.
-    Payments on tax-free covenant bonds under section 1451.
-    Payments made by certain foreign organizations.
-    Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

     FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS. ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION


         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within four business days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within four business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in authorized denominations of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in



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

the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

         3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power Guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) listed therein, such Old Notes must be endorsed or accompanied by appropriate bond powers which authorize such person to tender the Old Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or copy hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Old Notes and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time on the Expiration Date.


                                       14
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                          (DO NOT WRITE IN SPACE BELOW)
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   CERTIFICATE SURRENDERED        OLD NOTES TENDERED          OLD NOTES ACCEPTED
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DELIVERY PREPARED BY              CHECKED BY                  DATE
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                               Firstar Bank, N.A.
                              101 East Fifth Street
                            St. Paul, Minnesota 55101

                           BY FACSIMILE TRANSMISSION:
                                 (651) 229-6415

                              CONFIRM BY TELEPHONE:
                                 (651) 229-2600



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